UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 2, 2008

Landec Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-27446	94-3025618
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3603 Haven Ave. Suite E, Menlo Park, California		94025
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-306-1650

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) – Dismissal of Previous Independent Registered Public Accounting Firm

i. On January 2, 2008, the Audit Committee of the Board of Directors of the Company dismissed Ernst & Young LLP ("E&Y") as the Company’s independent registered public accounting firm.
ii. The Audit Committee of the Board of Directors of the Company participated in and approved the decision to dismiss E&Y.
iii. The reports of E&Y on the consolidated financial statements of the Company for the fiscal years ended May 27, 2007 and May 28, 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
iv. In connection with the audits of the Company's financial statements for each of the two fiscal years ended May 27, 2007 and May 28, 2006, and in the subsequent interim period through January 2, 2008, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to such matter in its report. There were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company has requested E&Y to furnish it a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated January 3, 2008 is filed as Exhibit 10.74 to this Form 8-K.
(b) - New Independent Registered Public Accounting Firm.
On January 2, 2008, the Company appointed McGladrey & Pullen, LLP ("M&P") as its new independent registered public accounting firm, subject to M&P's customary due diligence, to audit the Company’s consolidated financial statements for the fiscal year ending May 25, 2008, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ending February 24, 2008. The Audit Committee of the Board of Directors of the Company participated in and approved the decision to appoint M&P. During the fiscal years ended May 27, 2007 and May 28, 2006 and the subsequent interim period preceding M&P’s engagement, the Company has not consulted with M&P regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
The following exhibit is furnished as part of this report:

Exhibit Number Description
Ex-10.74 Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated January 3, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landec Corporation

January 3, 2008	By:	/s/Gregory S. Skinner

Name: Gregory S. Skinner
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Letter from E&Y to SEC